UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, of the Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

CISO GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

CISO GLOBAL, INC.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

August 18, 2023

The accompanying Information Statement is furnished on behalf of CISO Global, Inc., a Delaware corporation, by our Board of Directors, to holders of record as of the close of business on August 15, 2023 of our common stock, $0.00001 par value per share, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended. The purpose of the Information Statement is to inform our stockholders that, on August 15, 2023, the holders of a majority of our outstanding shares of common stock acted by written consent in lieu of a special meeting of stockholders to authorize and approve the following:

1. The CISO Global, Inc. 2023 Equity Incentive Plan (the “2023 Plan”).

Our Board of Directors also approved the above-stated action on August 9, 2023 and recommended that our stockholders also approve such actions. On August 15, 2023, stockholders holding approximately 51.0% of our outstanding voting stock executed a written consent approving the 2023 Plan, as permitted by the Delaware General Corporation Law, our certificate of incorporation, as amended, and our by-laws. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the 2023 Plan will automatically become effective on the twentieth calendar day after we mail the Information Statement to our stockholders, or about September 11, 2023.

As the action set forth in this notice and the accompanying Information Statement has been duly authorized and approved by the written consent of the holders of at least a majority of our issued and outstanding voting securities, your vote or consent is not requested or required to approve the action. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of our stockholders. We encourage you to read this Information Statement carefully for further information regarding the corporate actions described herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Debra L. Smith

Debra L. Smith
Secretary

Scottsdale, Arizona

August 18, 2023

CISO GLOBAL, INC.

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

General

We are a Delaware corporation with principal executive offices located at 6900 E. Camelback Road, Suite 900 Scottsdale, Arizona 85251. Our telephone number is (480) 389-3444. On August 15, 2023, holders of 90,860,000 shares of our common stock, $0.00001 par value per share, which constitutes a majority of our outstanding common stock as of such date, and our Board of Directors took action by written consent approving and adopting the CISO Global, Inc. 2023 Equity Incentive Plan (the “2023 Plan”).

This Information Statement is being distributed by our Board of Directors to the holders of record of our common stock as of August 15, 2023 (the “Record Date”) to notify such stockholders that the holders of a majority of our outstanding common stock have taken action by written consent, in lieu of a special meeting of stockholders, approving the 2023 Plan. The required vote was obtained on August 15, 2023 in accordance with the relevant sections of Delaware General Corporation Law (the “DGCL”), our certificate of incorporation, and our by-laws. This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Section 228 of the DGCL provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Copies of this Information Statement are expected to be mailed on or about August 22, 2023 to the holders of record of our common stock as of the Record Date. The corporate action described herein will automatically become effective 20 calendar days after the mailing of this Information Statement.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent.

The Information Statement is available at www.ciso.inc.

Stockholders Entitled to Notice

Each holder of record of our common stock, as of the Record Date, will be entitled to notice of each matter voted upon.

Proxies

No proxies are being solicited. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dissenting Stockholders

None of the DGCL, our certificate of incorporation or our by-laws provide holders of our common stock with dissenters’ or appraisal rights in connection with the actions described in this Information Statement.

Information Statement Costs

The entire cost of furnishing this Information Statement, including the preparation, assembly, and mailing of this Information Statement, will be borne by us.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT OUR MAJORITY STOCKHOLDERS HAVE VOTED TO APPROVE THE 2023 PLAN DESCRIBED HEREIN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH ACTIONS UNDER APPLICABLE LAW AND OUR ORGANIZATIONAL DOCUMENTS, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS. THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE 2023 PLAN, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE 2023 PLAN AS WELL AS THE BACKGROUND OF THIS CORPORATE ACTION.

THE 2023 PLAN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THESE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Vote Required to Approve the 2023 Plan

As of the Record Date, there were 178,006,398 shares of our common stock issued and outstanding. For the approval of the 2023 Plan, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote was required.

Consenting Majority Stockholders

On August 15, 2023, our stockholders holding an aggregate of 90,860,000 shares of our common stock, or approximately 51.0% of our issued and outstanding common stock, delivered a written consent to us approving and adopting the corporate actions described in this Information Statement. For a detailed breakdown of the beneficial ownership of our common stock, please see “Security Ownership of Certain Beneficial Owners and Management” below.

Pursuant to Section 14(c) of the Exchange Act and the rules promulgated thereunder, the 2023 Plan, being subject to approval of our stockholders, cannot become effective until at least 20 calendar days after the initial mailing of this Information Statement to our stockholders.

2

2023 EQUITY INCENTIVE PLAN

Background

Our stockholders previously approved the Cerberus Cyber Sentinel Corporation 2019 Equity Incentive Plan (the “2019 Plan”). On August 9, 2023, our Board of Directors adopted the 2023 Plan, subject to stockholder approval. Holders of a majority of the outstanding shares of our common stock approved the 2023 Plan on August 15, 2023. The 2023 Plan is intended to be used to make future awards that were previously made under the 2019 Plan, modernize our incentive award grant practices, and set forth the principles our stockholders expect us to adhere to in designing and administering compensation programs. The 2023 Plan will automatically become effective 20 calendar days after the mailing of this Information Statement. Following the effective date of the 2023 Plan, no further awards will be made under the 2019 Plan.

Summary of the Plan

The following is a summary of the material provisions of the 2023 Plan. The following summary does not purport to be a complete description of all the provisions of the 2023 Plan and is qualified in its entirety by reference to the complete text of the 2023 Plan, a copy of which is attached hereto as Annex A.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2023 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2023 Plan (“Awards”) at any time during the term of the 2023 Plan will be 40,000,000 Shares plus any Shares remaining available for delivery under the 2019 Plan on the effective date of the 2023 Plan and the number of Shares underlying any award granted under the 2019 Plan that expires, terminates, or is canceled or forfeited under the terms of the 2019 Plan.

If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2023 Plan. However, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2023 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by us or any subsidiary or with which we or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2023 Plan and will not reduce the Shares authorized for delivery under the 2023 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or our subsidiaries prior to such acquisition or combination.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2023 Plan as a result of the exercise of incentive stock options is 40,000,000 Shares, subject to certain adjustments.

The Committee (as defined below) is authorized to adjust the limitations on the number of Shares available for issuance under the 2023 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2023 Plan.

3

The 2023 Plan will serve as the successor to the 2019 Plan. Outstanding awards granted under the 2019 Plan will continue to be governed by the terms of the 2019 Plan but no awards may be made under the 2019 Plan after the effective date of the 2023 Plan.

Eligibility

The persons eligible to receive Awards under the 2023 Plan are the officers, directors, employees, and consultants who provide services to us or any subsidiary. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of our company or a subsidiary for purposes of eligibility for participation in the 2023 Plan. As of August 15, 2023, approximately 6 directors, 445 employees (2 of whom are directors), and 8 consultants were eligible to participate in the 2023 Plan.

Administration

The 2023 Plan is to be administered by the Compensation Committee of the Board, which we refer to herein as the “Committee.” Subject to the terms of the 2023 Plan, the Committee is authorized to select eligible persons to receive Awards; grant Awards; determine the type, number, and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2023 Plan; construe and interpret the 2023 Plan and Award agreements; correct defects; supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2023 Plan. Decisions of the Committee shall be final, conclusive, and binding on all persons or entities, including our company, any subsidiary, or any participant or beneficiary, or any transferee under the 2023 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (“10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2023 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding 10 years, and no ISO granted to a 10% owner may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2023 Plan to be paid in cash, Shares, other Awards, or other property.

4

We may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights,” under the 2023 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights, subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such dividend is payable), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

Subject to the terms of the 2023 Plan, and applicable law, the Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional Shares, Awards, or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Committee; provided, that in no event shall (i) such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award, and (ii) a participant be entitled to receive Dividend Equivalents in respect of Restricted Stock Units unless specifically provided for in an Award agreement. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

Subject to the terms of the 2023 Plan, applicable law, and any applicable listing market, the Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2023 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Committee.

5

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property in the discretion of the Committee. Subject to the limitations under Section 409A of the Code, the Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2023 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2023 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2023 Plan from or through any participant will be subject to all terms and conditions of the 2023 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2023 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2023 Plan, awards under other company plans, or other rights to payment from us, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

Acceleration of Vesting; Change in Control

In the event of a “change in control” of our company, as defined in the 2023 Plan, (i) any vesting, restrictions, deferral of settlement, and/or forfeiture conditions applicable to an Award will not lapse, and any performance goals and conditions applicable to an Award will not be deemed to have been met, as of the time of the change in control, unless either (i) we are the surviving entity in the change in control and the Award does not continue to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan. Notwithstanding anything to the contrary in the 2023 Plan, if either (x) we are the surviving entity in the change in control and the Award does not continue to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award will lapse, and any performance goals and conditions applicable to an Award will be deemed to have been met, as of the time of the change in control. If the Award continues to be outstanding immediately after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control, the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with the 2023 Plan, the applicable Award agreement may provide that with respect to each Award held by such participant at the time of the change in control, in the event a participant’s continuous service is terminated without “cause,” as defined in the 2023 Plan, by us or any related entity or by such successor company or by the participant for “good reason,” as defined in the 2023 Plan, within 24 months or less following such change in control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award will lapse, and any performance goals and conditions applicable to each such Award will be deemed to have been met, as of the date on which the participant’s continuous service is terminated.

6

Subject to any limitations contained in the 2023 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by our company, if our company is a surviving entity; (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2023 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2023 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any subsidiary or any business unit, or the financial statements of our company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or (iii) in view of the Committee’s assessment of the business strategy of our company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of Benefits

The Committee may (i) cause the cancellation or forfeiture of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2023 Plan or otherwise in accordance with any of our company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended and along with any rules and regulations promulgated thereunder, and/or applicable stock exchange requirements, which we refer to each as a “clawback policy.” By accepting an Award, a participant is also agreeing to be bound by any clawback policy adopted by us (including any clawback policy amendment to comply with applicable laws or stock exchange requirements).

If the Participant violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of our company, as determined by the Committee, then, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to us, on demand, all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other Award.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the 2023 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2023 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2023 Plan; provided that, except as otherwise permitted by the 2023 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2023 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2023 Plan, (ii) termination of the 2023 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2023 Plan. Awards outstanding upon expiration of the 2023 Plan will remain in effect until they have been exercised or terminated or have expired.

7

Equity Compensation Plan Information

The following table summarizes certain information regarding our equity compensation plan as of December 31, 2022:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders (1)	36,397,521	$2.45	20,213,408

Equity compensation plans not approved by security holders	—	—	—

Total	36,397,521	$2.45	20,213,408

(1)	Consists of the 2019 Plan. The aggregate number of shares of common stock that may be issued pursuant to stock options or bonus stock awards granted under the 2019 Plan shall not exceed 60,000,000 shares. For a description of the 2019 Plan, see Note 10 to our 2022 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

8

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the years ended December 31, 2022 and 2021 to our Chief Executive Officer, our next three most highly compensated executive officers who were serving as executive officers on December 31, 2022, and one additional individual who served as an executive officer during the year ended December 31, 2022 but was not serving as an executive officer on December 31, 2022 (collectively, our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David G. Jemmett	2022	250,000	116,651	-	-	-	-	225	366,876
Chief Executive Officer	2021	250,000	90,213	-	-	-	-	-	340,213

Debra L. Smith	2022	200,000	60,500	-	892,200	-	-	225	1,152,925
Chief Financial Officer (2)	2021	183,333	55,000	-	532,611	-	-	-	770,944

Ashley N. Devoto	2022	175,781	100,000	-	1,784,400	-	-	225	2,060,406
Former President and Chief Information Security Officer (3)	2021	-	-	-	-	-	-	-	-

David A. Bennett	2022	208,426	150,000	-	3,568,800	-	-	225	3,927,451
Former Chief Operating Officer (4)	2021	-	-	-	-	-	-	-	-

Bryce P. Hancock	2022	37,500	-	-	3,489,562	-	-	-	3,527,062
Former President and Chief Operating Officer (5)	2021	225,000	-	-	-	-	-	-	225,000

(1)	The amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive officer, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

9

(2)	Ms. Smith was appointed to serve as our Vice President of Finance on February 1, 2021 and as our Chief Financial Officer on June 18, 2021.

(3)	Ms. Devoto was appointed to serve as our Chief Information Security Officer on January 17, 2022 and as our President on August 8, 2022. Ms. Devoto resigned from our company on July 27, 2023.

(4)	Mr. Bennett was appointed to serve as our Chief Operating Officer on February 22, 2022. Mr. Bennett separated from our company on March 30, 2023.

(5)	Mr. Hancock resigned on February 15, 2022.

Outstanding Equity Awards as of December 31, 2022

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2022.

Name	Grant Date	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

David G. Jemmett	-	-	-	-	-

Debra L. Smith	February 1, 2021 (1)	295,833	500,000	2.00	February 1, 2026
	December 31, 2021 (2)	1,250	5,000	5.00	December 31, 2031
	January 14, 2022 (1) (5)	-	500,000	3.02	January 14, 2032

Ashley N. Devoto	January 17, 2022 (2) (5)	-	1,000,000	3.02	January 17, 2032

David A. Bennett	February 28, 2022 (2) (5)	-	1,000,000	3.02	February 28, 2032
	February 28, 2022 (3) (5)	-	500,000	3.02	February 28, 2032
	February 28, 2022 (4) (5)	-	500,000	3.02	February 28, 2032

Bryce P. Hancock	January 14, 2022	-	-	2.00	February 28, 2022
	December 15, 2020	1.075,000	-	2.00	December 15, 2025

(1)	30% of the shares underlying this option vested at the one-year anniversary from the grant date with the remainder vesting in 24 equal installments on the last day of each month thereafter.

(2)	25% of the shares underlying this option vested on the one-year anniversary of the grant date with the remainder vesting monthly over the subsequent 36-month period.

(3)	25% of the shares underlying this option vested on the eighteen-month anniversary of the grant date with the remainder vesting monthly over the subsequent 36-month period.

(4)	25% of the shares underlying this option vested on the two-year anniversary of the grant date with the remainder vesting monthly over the subsequent 36-month period.

(5)	On August 22, 2022, we repriced these option grants to reflect an exercise price equal to the fair value of our common stock. Vesting provisions of these option grant remained on the same terms as the original option grant.

10

Employment Agreements with our Named Executive Officers

David G. Jemmett

On September 30, 2019, we entered into an employment agreement with Mr. Jemmett to serve as our Chief Executive Officer (the “Jemmett Employment Agreement”). The Jemmett Employment Agreement is evergreen and can be terminated by either party. Pursuant to the Jemmett Employment Agreement, Mr. Jemmett earned an initial annual base salary of $225,000, which was increased to an annual base salary of $250,000 upon our common stock becoming quoted on the OTC Markets. Mr. Jemmett’s base salary may be increased in accordance with our normal compensation and performance review policies. He is entitled to receive a discretionary annual bonus of up to 100% of his annual base salary, at the discretion of our Board of Directors, based on performance and our objectives. Subject to approval by our Board of Directors, Mr. Jemmett is entitled to stock options under our 2019 Equity Incentive Plan. The stock options will vest at 33% on the one-year anniversary of the Jemmett Employment Agreement and the remaining 66% of the options will vest monthly over the next 12 months. As of December 31, 2021, our Board of Directors had not approved or granted any stock options to Mr. Jemmett. On July 31, 2021, a bonus of $90,213 was accrued for Mr. Jemmett and subsequently paid on February 15, 2022. Mr. Jemmett is also eligible to participate in our standard benefit plans.

Debra L. Smith

On December 31, 2020, we entered into an employment agreement with Ms. Smith to serve as our Executive Vice President of Finance, effective as of February 1, 2021 (the “Smith Employment Agreement”). Pursuant to the Smith Employment Agreement, Ms. Smith earns an initial base annual salary of $200,000, with an increase upon our listing to a national exchange, subject to approval by our Board of Directors, a guaranteed bonus of $60,000 to be paid quarterly, and an additional $60,000 at the end of each fiscal year at the discretion of our Board of Directors. Ms. Smith is also eligible to participate in our standard benefit plans. On June 18, 2021, we appointed Ms. Smith to serve as Chief Financial Officer. The terms of the original Smith Employment Agreement remained in force.

Ashley N. Devoto

On December 23, 2021, we entered into an employment agreement with Ms. Devoto to serve as our Chief Information Security Officer (the “Devoto Employment Agreement”). The Devoto Employment Agreement was evergreen and could be terminated by either party. Pursuant to the Devoto Employment Agreement, Ms. Devoto earned an initial base annual salary of $225,000, with an increase upon our listing to a national exchange, subject to approval of our Board of Directors, a guaranteed bonus of equal to 20% of base annual salary, an annual bonus up to 100% of base annual salary at the discretion of our Board of Directors, and a sign-on bonus of $100,000. Ms. Devoto was also eligible to participate in our standard benefit plans. On August 8, 2022, we appointed Ms. Devoto to serve as President. Ms. Devoto resigned from our company on July 27, 2023.

David A. Bennett

On February 28, 2022, we entered into an employment agreement with Mr. Bennett to serve as our Chief Operating Officer (the “Bennett Employment Agreement”). The Bennett Employment Agreement was evergreen and could be terminated by either party. Pursuant to the Bennett Employment Agreement, Mr. Bennett received an initial base annual salary of $250,000, which could be increased at the discretion of our Board of Directors, an annual bonus up to 100% of base annual salary at the discretion of our Board of Directors, and a sign-on bonus of $150,000. Mr. Bennett was also eligible to participate in our standard benefit plans. Mr. Bennett separated from our company on March 30, 2023.

11

Bryce Hancock

On December 14, 2020, we entered into an employment agreement with Mr. Hancock to serve as our Chief Operating Officer (the “Hancock Employment Agreement”). The Hancock Employment Agreement was evergreen and could be terminated by either party. Pursuant to the Hancock Employment Agreement, Mr. Hancock earned an initial base annual salary of $225,000, which could be increased at the discretion of our Board of Directors. Mr. Hancock was also eligible to participate in our standard benefit plans. Mr. Hancock resigned on February 15, 2022.

Director Compensation

The following table sets forth for each non-employee director certain information concerning their compensation for the year ended December 31, 2022:

Name (2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Scott (3)	-	-	-	-	-	$138,000	$138,000
Robert C. Oaks	-	-	-	-	-	-	-
Scott Holbrook	-	-	-	-	-	-	-
Andy McCain	-	-	-	-	-	-	-
Sandra Morgan (4)	-	-	-	-	-	-	-
Kiki VanDeWeghe	-	-	-	-	-	-	-

Notes:

(1)	The amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our common stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board meetings and for participating in our business.

(3)	Mr. Scott receives payment of $11,500 per month under the terms of an independent consulting agreement to provide services relating to our strategic and business development, and sales and marketing.

(4)	Ms. Morgan resigned on March 15, 2022.

12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 15, 2023 for (a) the named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of August 15, 2023 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 178,006,398 shares of common stock outstanding on August 15, 2023.

Security Ownership of Certain Beneficial Holders

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent
Jemmett Enterprises, LLC	66,435,000	(2)	37.32%
Stephen H. Scott, Jr.	18,050,000	(3)	10.14%

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent
David G. Jemmett	69,435,000	(4)	39.01%
Debra L. Smith	695,936	(5)	*
Ret. General Robert C. Oaks	400,000	(6)	*
R. Scott Holbrook	400,000	(6)	*
Andrew K. McCain	7,941,667	(7)	4.35%
Kiki VanDeWeghe	200,000	(8)	*
Ashley N. Devoto	479,166	(9)	*
David A. Bennett	—		—
Bryce Hancock	1,075,000	(10)	*
Directors & Executive Officers as a Group (7 persons)	79,799,289	(11)	43.14%

Notes:

*	Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the address of record is c/o CISO Global, Inc., 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251.

(2)	Mr. Jemmett is the managing member of Jemmett Enterprises, LLC and has voting and dispositive power over such shares.

(3)	Consists of (i) 12,800,000 shares held directly by Mr. Scott; (ii) 5,000,000 shares beneficially held by TVMT LLC; and (iii) 250,000 shares beneficially held by JLS 401k Trust.

(4)	Consists of (i) 66,435,000 shares held by Jemmett Enterprises, LLC, of which Mr. Jemmett is the managing member and has voting and dispositive power over such shares; (ii) 2,000,000 shares held by Xander LLC, of which Mr. Jemmett and his wife are the sole members and have voting and dispositive power over such shares; and (iii) 1,000,000 shares held by Dana Borgman Trust.

(5)	Consists of 695,936 shares issuable upon exercise of options exercisable within 60 days after August 15, 2023.

(6)	Consists of 400,000 shares issuable upon the exercise of options exercisable within 60 days after August 15, 2023.

(7)	Consists of (i) 375,000 shares held indirectly as executor of the Andrew and Lucy McCain Family Trust, for which Mr. McCain has voting and dispositive power; (ii) 3,000,000 shares held by Hensley & Company, for which Mr. McCain has voting and dispositive power; (iii) 400,000 shares issuable upon the exercise of options exercisable within 60 days after August 15, 2023; and (iv) 4,166,667 shares issuable upon the conversion of a note payable held by Hensley & Company.

(8)	Consists of 200,000 shares issuable upon the exercise of options exercisable within 60 days after August 15, 2023.

(9)	Consists of (i) 62,500 shares held directly by Ms. Devoto and (ii) 416,666 shares issuable upon exercise of options exercisable within 60 days after August 15, 2023.

(10)	Consists of 1,075,000 shares issuable upon exercise of options exercisable within 60 days after August 15, 2023.

(11)	Includes 2,822,622 shares issuable upon the exercise of options exercisable within 60 days after August 15, 2023 and 4,166,667 shares issuable upon conversion of a note payable.

13

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single Information Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of this Information Statement and would like to participate in our householding program, please contact our Corporate Secretary by calling (480) 389-3444, or by mailing a request to Attn: Corporate Secretary, 6900 E. Camelback Road, Suite 900, Scottsdale, Arizona 85251. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of this Information Statement, please contact our Corporate Secretary as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

14

ANNEX A

2023 EQUITY INCENTIVE PLAN

A-1

CISO Global, Inc.

2023 EQUITY INCENTIVE PLAN

A-2

CISO GLOBAL, INC.

2023 EQUITY INCENTIVE PLAN

1.	Purpose	4

2.	Definitions	4

3.	Administration.	11

4.	Shares Subject to Plan.	12

5.	Specific Terms of Awards.	13

6.	Certain Provisions Applicable to Awards.	25

7.	Change in Control.	28

8.	General Provisions.	30

A-3

CISO GLOBAL, INC.

2023 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this 2023 EQUITY INCENTIVE PLAN (as amended from time to time, the “Plan”) is to assist CISO Global, Inc., a Delaware corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(d) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 8(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(e) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f) “Board” means the Company’s Board of Directors.

(g) “Business Combination” has the meaning set forth in Section 7(b)(iii).

A-4

(h) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, “Cause” shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(i) “Change in Control” means a Change in Control as defined in Section 7(b) hereof.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” means a committee of the Board designated and empowered by the Board to administer the Plan; provided, however, that if the Board fails to designate and empower such a committee or if there are no longer any members on the committee so designated and empowered by the Board, or for any other reason (or no reason) determined by the Board (which determination may be evidenced by the taking of any action to administer the Plan by the Board), then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two (2) directors, each of whom shall be (i) a Non-Employee Director, unless administration of the Plan by Non-Employee Directors is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) Independent, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(l) “Company” means CISO Global, Inc., a Delaware corporation, and any successor thereto.

(m) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such Person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such Person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such Person would not preclude the Company from offering or selling securities to such Person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(n) “Continuing Entity” has the meaning set forth in Section 7(b)(iii).

A-5

(o) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(p) “Controlling Interest” has the meaning set forth in Section 7(b)(i).

(q) “Director” means a member of the Board or the board of directors of any Related Entity.

(r) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 5(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be [_________], 2023.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other Person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any individual, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such individual becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

A-6

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, in a manner intended to satisfy the principles of Section 409A or Section 422 of the Code, to the extent applicable, subject to the following:

(i) If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported on the website Nasdaq.com (if applicable), by Bloomberg LP or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(y) “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority.

(z) “Fiscal Year” means the Company’s fiscal year.

(aa) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean: (i) any action by the Company or a Related Entity which results in a material diminution in the Participant’s duties or responsibilities as assigned by the Company or a Related Entity; (ii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iii) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within one hundred eighty (180) days following the initial existence of one of the conditions specified in clauses (i) through (iii) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition within ninety (90) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of notice.

(bb) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

A-7

(cc) “Independent”, when referring to either the members of the Board or the members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(dd) “Incumbent Board” means the Incumbent Board as defined in Section 7(b)(ii) hereof.

(ee) “Listing Market” means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(ff) “Major Subsidiaries” has the meaning set forth in Section 7(b)(iii).

(gg) “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

(hh) “Option” means a right granted to a Participant under Section 5(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(ii) “Optionee” means a person to whom an Option is granted under the Plan or any person who succeeds to the rights of such person under the Plan.

(jj) “Other Stock-Based Awards” means Awards granted to a Participant under Section 5(i) hereof.

(kk) “Outstanding Company Voting Securities” has the meaning set forth in Section 7(b)(i).

(ll) “Parent” means any corporation or other entity (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company, if each of the corporations or other entities in the chain (other than the Company) owns stock or other form of equity possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations or other entities in the chain.

(mm) “Participant” means a Person who has been granted an Award under the Plan which remains outstanding, including a Person who is no longer an Eligible Person.

(nn) “Performance Award” means any Award granted pursuant to Section 5(f) hereof.

(oo) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 5(f)(iii) which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable performance goals measured as of the end of the applicable Performance Period.

(pp) “Performance Measure” has the meaning set forth in Section 5(f)(iv).

A-8

(qq) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(rr) “Performance Share” means a right granted to a Participant pursuant to Section 5(f) to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable performance goals.

(ss) “Performance Targets” has the meaning set forth in Section 5(f)(iv).

(tt) “Performance Unit” means a right granted to a Participant pursuant to Section 5(f) to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable performance goals.

(uu) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(vv) “Prior Plan” means the Cerberus Cyber Sentinel Corporation 2019 Equity Incentive Plan.

(ww) “Qualifying Shares” means shares of common stock of the Company which either (i) have been owned by the Participant and have been “paid for” for more than six (6) months within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Participant in a Listing Market.

(xx) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(yy) “Restricted Stock” means any Share issued with such risks of forfeiture and other lawful restrictions as the Committee, in its sole discretion, may impose in the Award Agreement (including any restriction on the right to vote such Share and restrictions on the right to receive dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(zz) “Restricted Stock Award” means an Award granted to a Participant under Section 5(d) hereof.

(aaa) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

A-9

(bbb) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 5(e) hereof.

(ccc) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose.

(ddd) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(eee) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(fff) “Section 409A” means Section 409A and the regulations thereunder, as amended from time to time.

(ggg) “Shares” means the shares of common stock of the Company, par value $0.0001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 8(c) hereof.

(hhh) “Short-Term Deferral Period” means the 2 ½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

(iii) “Stock Appreciation Right” means a right granted to a Participant under Section 5(c) hereof.

(jjj) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(kkk) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

A-10

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all Persons, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 8(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and, notwithstanding anything contained in the Plan to the contrary, not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to applicable law, the Committee may delegate to a subcommittee of the Committee, or officers or managers of the Company or any Related Entity, or a committee of the governing body of any Related Entity, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall, in the performance of their, his or her duties under the Plan, including, without limitation, in the administration of the Plan, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or by any other Person as to matters the Committee or the Board or such member thereof, as applicable, reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. To the fullest extent permitted by applicable law, members of the Committee and members of the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall be fully indemnified and protected by the Company with respect to any such action or determination.

A-11

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 8(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 40,000,000 plus any Shares remaining available for delivery under the Prior Plan on the Effective Date and the number of Shares underlying any award granted under the Prior Plan that expires, terminates or is canceled or forfeited under the terms of the Prior Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award, or after the Effective Date are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii) The full number of Shares subject to an Option granted under the Plan shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of the Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation). Upon exercise of Stock Appreciation Rights granted under the Plan that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(iii) Shares withheld from an Award granted under the Plan to satisfy tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added back to the Plan’s Share pool.

A-12

(iv) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 4(c)(vi) below. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 8(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of Incentive Stock Options shall be 40,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth (10th) anniversary of the date on which the Board adopts the Plan.

(vii) The maximum number of Shares subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

(d) No Further Awards Under Prior Plan. In light of the adoption of the Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(g) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy applicable law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award. Notwithstanding any contrary provision in this Plan or in any Award Agreement, except as required under applicable law, in no event shall any Award permit the payment of any dividends or Dividend Equivalents with respect to a Share underlying such Award prior to the vesting of such underlying Award (or Shares underlying such Award, if applicable), and then only to the extent in a manner that does not violate the requirements of Section 409A or other applicable law.

A-13

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 8(c)(i) and (ii) of the Plan, the Committee shall not be permitted to take any action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise. The Committee shall determine and shall state in a resolution adopted by the Committee providing for the creation and issuance of such Option, the terms upon which, including the time or times, at or within which, and the consideration (including a formula by which such consideration may be determined) for which Shares may be acquired from the Company upon the exercise of any Option, which consideration, to the fullest extent permitted by applicable law, may be made in cash (by check or electronic funds transfer) or, if elected by the Optionee in one or more of the following methods stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a Listing Market for the common stock of the Company exists, through a “same day sale” arrangement between the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of common stock so purchased to pay for the exercise price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares of common stock to forward the exercise price directly to the Company; (ii) if a Listing Market for the common stock of the Company exists, through a “margin” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of common stock so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the exercise price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares of common stock to forward the exercise price directly to the Company; (iii) by surrender to the Company of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company); (iv) or other Awards or awards granted under other plans of the Company or a Related Entity. No shares of common stock of the Company may be issued until full payment of the purchase price therefor has been made.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

A-14

(iv) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option unless and until: (i) such Participant has satisfied all requirements for exercise of the Option pursuant to its terms, if applicable, and (ii) the issuance of the Shares subject to such Option is reflected in the records of the Company.

(v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

A-15

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date the Incentive Stock Option is granted or one (1) year following the issuance of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 8(c)(i) and (ii) of the Plan, the Committee shall not be permitted to take any action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other lawful restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan, during the Restriction Period. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or, subject to applicable law, thereafter.

A-16

(ii) Stockholder Rights. Except to the extent restricted as permitted by applicable law under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any lawful requirement imposed by the Committee).

(iii) Transferability. During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 8(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary

(iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(v) Certificates for Stock. Subject to applicable law, Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(vi) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall require that any cash dividends paid on a Share of Restricted Stock be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture and any other lawful restrictions to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

A-17

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A). In addition, a Restricted Stock Unit Award shall be subject to such lawful restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or, subject to applicable law, thereafter. Prior to satisfaction of a Restricted Stock Unit Award satisfied by the delivery of Shares, such Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary. The terms of any Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement evidencing such Restricted Stock Unit Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall, to the fullest extent permitted by applicable law, be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. No Participant shall be entitled to receive Dividend Equivalents in respect of Restricted Stock Units unless specifically provided for in an Award Agreement. As a condition to the grant of a Restricted Stock Unit that permits the payment of Dividend Equivalents, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A or other applicable law. In addition, the Committee shall require that Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions on transfer and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

A-18

(f) Performance Awards. Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(i) Types of Performance Awards. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the performance goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

(ii) Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one Share, subject to adjustment as provided in Section 8(c), on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which performance goals established by the Committee are attained within the applicable Performance Period established by the Committee.

(iii) Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more performance goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, performance goals and Performance Award Formula.

(iv) Measurement of Performance Goals. Performance goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(A) Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each subsidiary corporation (as defined in Sections 424(f) of the Code) consolidated therewith for financial reporting purposes, one or more subsidiary corporations (as defined in Sections 424(f) of the Code) or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the performance goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:

(i) revenue;

A-19

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

A-20

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project;

(xxix) completion of a joint venture or other corporate transaction; and

(xxx) personal performance objectives established for an individual Participant or group of Participants.

Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.

(B) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

(iv) Settlement of Performance Awards.

(A) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(B) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

A-21

(C) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Continuous Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(D) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 5(f)(iv)(A) and (B), the Company shall notify each Participant of the determination of the Committee.

(E) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 5(f)(iv)(A) and (b), but in any event within the Short-Term Deferral Period (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, Shares, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(F) Provisions Applicable to Payment in Shares. If payment is to be made in Shares, the number of such Shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a Share determined by the method specified in the Award Agreement. Shares issued in payment of any Performance Award may be fully vested and freely transferable Shares or may be Shares subject to restrictions as provided in Section 5(d)(i). Any shares subject to restrictions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 5(d)(i) through 5(d)(iv) above unless otherwise set forth in this Plan or applicable Award Agreement.

A-22

(v) Voting Rights; Dividend Equivalents and Distributions. Participant shall have no voting rights with respect to Shares represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalents with respect to the payment of cash dividends on Shares during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Shares, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Share on such date. Dividend Equivalents, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 5(f)(iv). Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 8(c), appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same performance goals as are applicable to the Award.

(vi) Effect of Termination of Continuous Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Continuous Service on the Performance Award shall be as follows:

(A) Death or Disability. If the Participant’s Continuous Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable performance goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Continuous Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 5(f)(iv).

(B) Other Termination of Continuous Service. If the Participant’s Continuous Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Continuous Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 5(f)(vi)(A). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 5(f)(iv).

(vii) Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

A-23

(g) Bonus Stock and Awards in Lieu of Obligations. Subject to the terms of the Plan, applicable law and any Listing Market the Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other lawful terms as shall be determined by the Committee.

(h) Dividend Equivalents. Subject to the requirements of applicable law and the terms of this Plan, the Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Subject to the requirements of applicable law and the terms of this Plan, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such lawful restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions on transfer and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Subject to any limitations imposed by applicable law, other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 5(h) hereof and subject to the requirements of applicable law, the Committee shall determine the terms and conditions of such Awards. Subject to any limitations imposed by applicable law, Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(i) shall be purchased for such consideration paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. The terms of any other Award denominated or payable, or otherwise based on, or related to, Shares shall be set forth in a written Award Agreement evidencing such Award to which the relevant Participant is a party, which Award Agreement shall contain provisions determined by the Committee and not inconsistent with the Plan.

A-24

(j) Minimum Vesting Conditions. Except for certain limited situations (e.g., death, Disability, and a Change in Control), all Awards granted under this Plan shall be subject to a minimum vesting period of one (1) year (the “Minimum Vesting Condition”); provided, that such Minimum Vesting Condition will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the maximum Share pool limit set forth in Section 4(a) hereof (subject to adjustment as provided in Section 8(c) hereof).

(k) Minimum Holding Requirement. Notwithstanding anything to the contrary herein, except for certain limited situations (e.g., death, Disability, and a Change in Control), all Awards granted under this Plan shall be subject to a minimum holding period of the earlier of: (i) one (1) year after the date on which such Award is exercised, if applicable, or otherwise vests; and (ii) the date on which the Participant’s Continuous Service terminates.

6. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A or other applicable law.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of any then in-the-money Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A.

A-25

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A. Subject to Section 6(e) of the Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 6(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall, to the fullest extent permitted by applicable law, be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A.

A-26

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six (6) months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of the Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to the Plan are exempt from, or satisfy the requirements of, Section 409A, and neither the Company, its Subsidiaries or Related Entities shall have any liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of the Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

A-27

(f) Non-Exempt Employees. No Option or Stock Appreciation Right, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any Shares until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act of 2000, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of: (i) such Participant’s death or Disability, (ii) a corporate transaction in which such Award is not assumed, continued or substituted under Section 8(c), (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 6(f) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay.

7. Change in Control and other Corporate Transactions.

(a) Effect of “Change in Control.” Upon the occurrence of a “Change in Control,” as defined in Section 7(b) hereof, any vesting, restrictions, deferral of settlement and/or forfeiture conditions applicable to an Award shall not lapse, and any performance goals and conditions applicable to an Award shall not be deemed to have been met, as of the time of the Change in Control, unless either (i) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (ii) the successor company does not assume or substitute for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof. Notwithstanding anything to the contrary herein, if either (x) the Company is the surviving entity in the Change in Control and the Award does not continue to be outstanding immediately after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (y) the successor company or its parent company does not assume or substitute for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof, the applicable Award Agreement may provide that any vesting, restrictions, deferral of settlement, and forfeiture conditions applicable to an Award shall lapse, and any performance goals and conditions applicable to an Award shall be deemed to have been met, as of the time of the Change in Control. If the Award continues to be outstanding immediately after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 8(c)(ii) hereof, the applicable Award Agreement may provide that with respect to each Award held by such Participant at the time of the Change in Control, in the event a Participant’s Continuous Service is terminated without Cause by the Company or any Related Entity or by such successor company or by the Participant for Good Reason within 24 months or less following such Change in Control, any restrictions, deferral of settlement, and forfeiture conditions applicable to each such Award shall lapse, and any performance goals and conditions applicable to each such Award shall be deemed to have been met, as of the date on which the Participant’s Continuous Service is terminated.

A-28

(b) Definition of “Change in Control.” Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 7(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) During any period of twelve (12) consecutive months (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior Fiscal Year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior Fiscal Year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have a board of directors), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

A-29

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (i), (ii), or (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

8. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan that is not a Share, and without the prior written consent of the Company, no Share, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any lawful terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a Permitted Assignee (as defined below) that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a “Permitted Assignee” shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the natural persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the natural persons referred to in clauses (i) and (ii) are the only partners, members or stockholders, or (iv) a foundation in which any Person designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional lawful terms and conditions deemed necessary or appropriate by the Committee.

A-30

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, and subject to and in compliance with applicable law, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 3 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 7 of the Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) a period of time to exercise an Award prior to the occurrence of such event, or (E) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction, it being understood that, in such event, any Option or Stock Appreciation Right having a per share exercise or grant price equal to, or in excess of, the Fair Market Value of a share of common stock subject thereto may be canceled and terminated without any payment or consideration therefor). For the purposes of the Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if immediately following the effectiveness of the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the effectiveness of the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held immediately prior to the effectiveness of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 8(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards subject to satisfaction of performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

A-31

(d) Award Agreements. Subject to the requirements of applicable law, each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan and applicable law.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to such Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to such Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to such Award). As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

(f) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by applicable law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant: (i) agrees to not make any claim against the Company, or any of its officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation, and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or Stock Appreciation Right granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Shares on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or Stock Appreciation Right granted under the Plan, each Participant agrees not make any claim against the Company, or any of its officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the common stock on the date of grant, as subsequently determined by the Internal Revenue Service.

A-32

(g) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of the Company’s stockholders or the Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the Company’s stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(h) Clawback Policy.

(i) The Committee may, to the fullest extent permitted by applicable law, (A) cause the cancellation or forfeiture of any Award, (B) require reimbursement of any Award or related cash payment by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted in the future by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and/or applicable stock exchange requirements (each, a “Clawback Policy”). By accepting an Award, a Participant is also agreeing to be bound by any Clawback Policy (including any Clawback Policy amendment as necessary to comply with applicable laws or stock exchange requirements).

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then, to the fullest extent permitted by applicable law, (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

A-33

(i) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award or Award Agreement shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock ledger of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock ledger of the Company in accordance with the terms of an Award and applicable law. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in the Plan or the Award Agreement.

(j) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(l) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award: (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan, unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

A-34

(m) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(n) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or otherwise required by applicable law, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine to arrange for the disposition of fractions of a Share by those entitled thereto or pay in cash the fair value of fractions of a Share as of the time when those entitled to receive such fractions are determined.

(o) Governing Law. The Plan and all issues or matters relating to the Plan shall be governed by, determined and enforced under, and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

(p) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(q) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within twelve (12) months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of the Plan by the Board, or (c) the tenth (10th) anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(s) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(t) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

* * * *

A-35